SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2006

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 11, 2006, Oscient Pharmaceuticals Corporation (the “Company”) issued a press release disclosing preliminary revenue results for the quarter ended September 30, 2006. The press release is attached hereto as Exhibit 99.1. The information under this Item 2.02 in this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01. OTHER EVENTS.

On October 5, 2006, the Company issued a press release announcing that the promotion of FACTIVE(R) (gemifloxacin mesylate) tablets has begun by Pfizer, S.A. de C.V. in Mexico. The press release is attached hereto as Exhibit 99.2.

On October 9, 2006, the Company issued a press release announcing that FACTIVE tablets are the subject of five poster presentations at the Third International Symposium on Resistant Gram-Positive Infections. The press release is attached hereto as Exhibit 99.3.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release issued by Oscient Pharmaceuticals Corporation on October 11, 2006.

99.2	Press Release issued by Oscient Pharmaceuticals Corporation on October 5, 2006.

99.3	Press Release issued by Oscient Pharmaceuticals Corporation on October 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/S/ PHILIPPE MAITRE
Name:	Philippe Maitre
Title:	Senior Vice President and Chief Financial Officer

Date: October 10, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Oscient Pharmaceuticals Corporation on October 11, 2006.

99.2	Press Release issued by Oscient Pharmaceuticals Corporation on October 5, 2006.

99.3	Press Release issued by Oscient Pharmaceuticals Corporation on October 9, 2006.